Exhibit 99.1

TEXAS ASSOCIATION OF REALTORS®
COMMERCIAL LEASE

USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS® IS NOT AUTHORIZED.
©Texas Association of Realtors, Inc. 2002
Table of Contents

No.	Paragraph Description	Pg.
1.	Parties	2
2.	Leased Premises	2
3.	Term	2
	A. Term
	B. Delay of Occupancy
4.	Rent and Expenses	3
	A. Base Monthly Rent
	B. First Full Month’s Rent
	C. Prorated Rent
	D. Additional Rent
	E. Place of Payment
	F. Method of Payment
	G. Late Charges
	H. Returned Checks
5.	Security Deposit	4
6.	Taxes	4
7.	Utilities	4
8.	Insurance	5
9.	Use and Hours	6
10.	Legal Compliance	6
11.	Signs	7
12.	Access by Landlord	7
13.	Move-In Condition	7
14.	Move-Out Condition	7
15.	Maintenance and Repairs	8
	A. Cleaning
	B. Conditions Caused by a Party
	C. Repair & Maintenance Responsibility
	D. Repair Persons
	E. HVAC Service Contract
	F. Common Areas
	G. Notice of Repairs
	H. Failure to Repair
16.	Alterations	9
17.	Liens	9
18.	Liability	10
19.	Indemnity	10
20.	Default	10
21.	Abandonment, Interruption of Utilities, Removal of Property & Lockout	10
22.	Holdover	11
23.	Landlord’s Lien & Security Interest	11
24.	Assignment and Subletting	11
25.	Relocation	11
26.	Subordination	11
27.	Estoppel Certificates	12
28.	Casualty Loss	12
29.	Condemnation	12
30.	Attorney’s Fees	12
31.	Representations	13
32.	Brokers	13
33.	Addenda	13
34.	Notices	14
35.	Special Provisions	14
36.	Agreement of the Parties	14

ADDENDA & EXHIBITS (check all that apply)

☒                                 Exhibit “A” — Site Plan

☒                                 Exhibit “B” — Lease Comments and Changes

☐                                   Commercial Lease Addendum for Broker’s Fee

☒                                 Commercial Lease Expense Reimbursement Addendum

☒                                 Commercial Lease Addendum for Extension Option

☐                                   Commercial Lease Addendum for Percentage Rent

☐                                   Commercial Lease Parking Addendum

☐                                   Commercial Landlord’s Rules and Regulations

☐                                   Commercial Lease Guaranty

☐                                   Commercial Lease Right of First Refusal Addendum

☐                                   Commercial Lease Addendum for Option Space

☒                                 Commercial Leasehold Construction Addendum

☐

☐

TEXAS ASSOCIATION OF REALTORS®
COMMERCIAL LEASE

USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS® IS NOT AUTHORIZED.
©Texas Association of Realtors, Inc. 2002

1.                                      PARTIES:  The parties to this lease are:

Tenant:  Accuride Corporation d/b/a the Imperial Group; and

Landlord:  RN Realty; and

2.                                      LEASED PREMISES:

A.                                   Landlord leases to Tenant the following described real property, known as the “leased premises,” along with all its improvements (Check only one box):

☐   (1)             Multiple-Tenant Property:  Suite or Unit Number              containing approximately              square feet of rentable area in                          (building name) at                                                              (address) in                          (city),                          (county), Texas which is legally described on attached Exhibit              or as follows:

☒   (2)           Single-Tenant Property. The real property at:  4545 Airport Road (address) in Denton (city), Denton (county), Texas, which is legally described on attached Exhibit “A” or as follows:

                                                                                                                                                .

B.                                     If Paragraph 2A(1) applies:

(1) “Property” means the building or complex in which the leased premises are located, inclusive of any common areas, drives, parking areas, and walks; and

(2) the parties agree that the rentable area of the leased premises may not equal the actual or useable area within the leased premises and may include an allocation of common areas in the Property.

3.                                      TERM:

Term:  The term of this lease is 72 months and 0 days, commencing on:

August 1, 2006 (Commencement Date) and ending on

July 31, 2012 (Expiration Date).

B.                                     Delay of Occupancy. If Tenant is unable to occupy the leased premises on the Commencement Date because of construction of the leased premises to be completed by Landlord that is not substantially complete or a prior tenant’s holding over of the leased premises, Landlord will not be liable to Tenant for such delay and this lease will remain enforceable. In the event of such a delay, the Commencement Date will automatically be extended to the date Tenant is able to occupy the Property and the Expiration Date will also be extended b a like number of days, so that the length of this lease remains unchanged. If Tenant is unable to occupy the leased premises after the (See Exhibit B # 1) day after the Commencement Date because of construction on the leased premises to be completed by Landlord that is not substantially complete or a prior tenant’s holding over of the leased premises, Tenant may terminate this lease by giving written notice to Landlord before the leased premises become available to be occupied by Tenant and Landlord will refund to Tenant any amounts paid to Landlord by Tenant. This Paragraph 3B does not apply to any delay in occupancy caused by cleaning or repairs.

C.                                     Unless the parties agree otherwise, Tenant is responsible for obtaining a certificate of occupancy for the lease premises if required by a governmental body. (See Exhibit B #1(a)).

4.             RENT AND EXPENSES:

A.                                   Base Monthly Rent:  On or before the first day of each month during this lease, Tenant will pay Landlord base monthly rent as described on attached Exhibit              or as follows:

From August 1, 2006 to July 31, 2007 $20,000/Month ($4.00/SF Gross)

From August 1, 2007 to July 31, 2008 $21,500/Month ($4.25/SF Gross)

From August 1, 2008 to July 31, 2009 $22,500/Month ($4.50/SF Gross)

From August 1, 2009 to July 31, 2010 $23,750/Month ($4.75/SF Gross)

From August 1, 2010 to July 31, 2011 $25,000/Month ($5.00/SF Gross)

From August 1, 2011 to July 31, 2012 $26,250/Month ($5.25/SF Gross)

B.                                     First Full Month’s Rent:  The first full base monthly rent is due on or before August 1, 2006.

C.                                     Prorated Rent:  If the Commencement Date is on a day other tan the first day of a month, Tenant will pay Landlord as prorated rent, an amount equal to the base monthly rent multiplied by the following fraction:  the number of days from the Commencement Date to the first day of the following month divided by the number of days in the month in which this lease commences. The prorated rent is due on or before the Commencement Date.

D.                                    Additional Rent:  In addition to the base monthly rent and prorated rent, Tenant will pay Landlord all other amounts, as provided by the attached  (Check all that apply.):

☒  (1) Commercial Expense Reimbursement Addendum

☐  (2) Commercial Percentage Rent Addendum

☐  (3) Commercial Parking Addendum

☐ (4)

All amounts payable under the applicable addenda are deemed to be “rent” for the purposes of this lease.

E.                                      Place of Payment:  Tenant will remit all amounts due Landlord under this lease to the following person at the place stated or to such other person or place as Landlord may later designate in writing:

Name:                                       N Realty

Address:                       525 South Loop 288, Suite B
                                                                        Denton, Texas  76205

F.                                      Method of Payment. Tenant must pay all rent timely without demand, deduction, or offset, except as permitted by law or this lease. If Tenant fails to timely pay any amounts due under this lease or if any check of Tenant is returned to Landlord by the institution on which it was drawn, Landlord after providing written notice to Tenant may require Tenant to pay subsequent amounts that become due under this lease in certified funds. This paragraph does not limit Landlord from seeking other remedies under this Lease for Tenant’s failure to make timely payments with good funds.

G.                                     Late Charges:  If Landlord does not actually receive a rent payment at the designated place of payment within 5 days after the date it is due, Tenant will pay Landlord a late charge equal to 5% of the amount due. In this paragraph, the (See Exhibit B # 2) for Landlord. The late charge is a cost associated with the collection of rent and Landlord’s acceptance of a late charge does not waive Landlord’s right to exercise remedies under Paragraph 20.

H.                                    Returned Checks:  Tenant will pay $25.00 (not to exceed $25) for each check Tenant tenders to Landlord which is returned by the institution on which it is drawn for any reason, plus any late charges until Landlord receives payment:

5.                                      SECURITY DEPOSIT:

A.                                   Upon execution of this lease, Tenant will pay $20,000 to Landlord as a security deposit.

B.                                     Landlord may apply the security deposit to any amounts owed by Tenant under this lease. If Landlord applies any part of the security deposit during any time this lease is in effect to amounts owed by Tenant, Tenant must, within 10 days after receipt of notice from Landlord, restore the security deposit to the amount stated. (See Exhibit B # 3)

C.                                     After Tenant surrenders the leased premises to Landlord and provides Landlord written notice of Tenant’s forwarding address, Landlord will, not later than the time required by §93.005, Texas Property Code, refund the security deposit less any amounts applied toward amounts owed by Tenant or other charges authorized by this lease. (See Exhibit B # 4)  The parties agree that Landlord acts in good faith if Landlord accounts for the security deposit within the time stated.

6.                                      TAXES:  Unless otherwise agreed by the parties, Landlord will pay all real property ad valorem taxes assessed against the leased premises.

7.                                      UTILITIES:

A.                                   The party designated below will pay for the following utility charges to the leased premises and any connection charges for the utilities. (Check all that apply.)

	N/A	Landlord	Tenant
(1) Water	☐	☐	☒
(2) Sewer	☐	☐	☒
(3) Electric	☐	☐	☒
(4) Gas	☐	☐	☒
(5) Telephone	☐	☐	☒
(6) Trash	☐	☐	☒
(7) Cable	☐	☐	☐
(8)	☐	☐	☐
(9) All other utilities	☐	☐	☒

B.                                     The party responsible for the charges under Paragraph 7A will pay the charges directly to the utility service provider. The responsible party may select the utility service provider except that if Tenant selects the provider any access or alterations to the Property or leased premises necessary for the utilities may be made only with Landlord’s prior consent, which Landlord will not unreasonably withhold. If Landlord incurs any liability for utility or connection charges for which Tenant is responsible to pay and Landlord pays such amount, Tenant will immediately upon written notice from Landlord reimburse Landlord such amount.

C.                                     Notice:  Tenant should determine if all necessary utilities are available to the leased premises and are adequate for Tenant’s intended use.

D.                                    After-Hours HVAC Charges:  “HVAC services” means the utility expenses to heat and cool the leased premises. (Check one box only).

☐                                    (1)                                  Landlord is obligated to provide the HVAC services to the leased premises only during the Property’s operating hours specified under Paragraph 9C.

☐                                    (2)                                  Landlord will provide the HVAC services to the leased premises during the operating hours specified under Paragraph 90 for no additional charge and will, at Tenant’s request, provide HVAC services to the leased

premises during other hours for an additional charge of $         per hour. Tenant will pay Landlord the charges under this paragraph immediately upon receipt of Landlord’s invoice. Hourly charges are charged on a half-hour basis. Any partial hour will be rounded up to the next half hour. Tenant will comply with Landlord’s procedures to make a request to provide the additional HVAC services under this paragraph.

☐                                    (3)           Tenant will pay for the HVAC services under this lease.

8.             INSURANCE:

A.                                   During all times this lease is in effect, Tenant must, at Tenant’s expense, maintain in full force and effect from an insurer authorized to operate in Texas:

(1)                                  public liability-insurance in an amount not less than $1,000,000.00 on an occurrence basis naming Landlord as an additional insured; and

(2)                                  personal property damage insurance for Tenant’s business operations and contents on the leased premises in an amount sufficient to replace such contents after a casualty loss.

B.                                     Before the Commencement Date, Tenant must provide Landlord with a copy of the insurance certificates evidencing the required coverage, if the insurance coverage changes in any manner or degree at any time this lease is in effect, Tenant must, not later than 10 days after the change, provide Landlord a copy of an insurance certificate evidencing the change.

C.                                     If Tenant fails to maintain the required insurance in full force and effect at all times this lease is in affect, Landlord may:

(1)                                  purchase insurance that will provide Landlord the same coverage as the required insurance and Tenant must immediately reimburse Landlord for such expense; or

(2)           exercise Landlord’s remedies under Paragraph 20.

D.                                    unless the parties agree otherwise, Landlord will, at Landlord’s expense, maintain in full force and effect insurance for fire and extended coverage in an amount to cover the reasonable replacement cost of the improvements of the Property and public liability insurance in an amount that Landlord determines reasonable and appropriate.

E.                                      If there is an increase in Landlord’s insurance premiums for the leased premises or Property or its contents that is caused by Tenant, Tenant’s use of the leased premises, or any improvements made by or for Tenant, Tenant will, for each year this lease is in effect, pay Landlord the increase immediately after Landlord notifies Tenant of the increase. Any charge to Tenant under this Paragraph 8D will be equal to the actual amount of the increase in Landlord’s insurance premium.

9.             USE AND HOURS:

A.                                   Tenant may use the leased premises for the following purpose and no other:

Normal and customary business activities of Accurite Corporations and The Imperial Group, which includes manufacturing, assembly and distribution activities.

B.                                     Unless otherwise specified in this lease, Tenant will operate and conduct its business in the leased premises during business hours that are typical of the Industry in which Tenant represents it operates.

C.                                     The Property maintains operating hours of (specify hours, days of week, and if inclusive or exclusive of weekends and holidays): twenty-four (24) hours a day, seven days a week.

10.          LEGAL COMPLIANCE:

A.            Tenant may not use or permit any part of the leased premises to be used for:

(1)                                  any activity which is a nuisance or is offensive, noisy, or dangerous;

(2)                                  any activity that (See Exhibit B # 6) interferes with any other tenant’s normal business operations or Landlord’s management of the Property;

(3)                                  any activity that violates any applicable law, regulation, zoning ordinance, restrictive covenant, governmental order, owners’ association rules, tenants’ association rules, Landlord’s rules or regulations, or this lease; (See Exhibit B  # 7) (See Exhibit B # 8)

(4)                                  any hazardous activity that would require any insurance premium on the Property or leased premises to (See Exhibit B # 8) increase or that would void any such insurance;

(5)                                  any activity that violates any applicable federal, state, or local law, including but not limited to those laws related to air quality, water quality, hazardous materials, wastewater, waste disposal, air emissions, or other environmental matters;

(6)                                  the permanent or temporary storage of any hazardous material; or

(7)

B.                                     “Hazardous material” means any pollutant, toxic substance, hazardous waste, hazardous material, hazardous substance, solvent, or oil as defined by any federal,

state, or local environmental law, regulation, ordinance, or rule existing as of the date of this lease or later enacted.

C.                                     Landlord does not represent or warrant that the leased premises or Property conform to applicable restrictions, zoning ordinances, setback lines, parking requirements, impervious ground cover ratio requirements, and other matters that may relate to Tenant’s intended use, Tenant must satisfy itself that the leased Premises may be used as Tenant intends by independently investigating all matters related to the use of the leased premises or Property Tenant agrees that it is not relying on any warranty or representation made by Landlord Landlord’s agent or any broker concerning the use of the leased premises or Property, (See Exhibit B # 9)

11.          SIGNS:

A.                                   Tenant may not post or paint any signs at, on, or about the leased premises or Property without Landlord’s written consent. (See Exhibit B # 10)  Landlord may remove any unauthorized sign, and Tenant will promptly reimburse Landlord for its cost to remove any unauthorized sign.

B.                                     Any authorized sign must comply with all laws, restrictions, zoning ordinances, and any governmental order relating to signs on the leased premises or Property. Landlord may temporarily remove (See Exhibit B # 11) any authorized sign to complete repairs or alterations to the leased premises or the Property.

C.                                     By providing written notice to Tenant before this lease ends, Landlord may require Tenant, upon move out and at Tenant’s expense, to remove, without (See Exhibit C # 12) damage to the Property or leased premises, any or all signs that were placed on the Property or leased premises by or at the request of Tenant. Any signs that Landlord does not require Tenant to remove and that are fixtures, become the property of the Landlord and must be surrendered to Landlord at the time this lease ends.

12.          ACCESS BY LANDLORD:

A.                                   During Tenant’s normal business hours (See Exhibit B # 13) Landlord may enter the leased premises for any reasonable purpose, including but not limited to purposes for repairs, maintenance, alterations, and showing the leased premises to prospective tenants or purchasers. Landlord may access the leased premises after Tenant’s normal business hours if; (1) entry is made with Tenant’s permission; or (2) entry is necessary to complete emergency repairs. Landlord will not unreasonably Interfere with Tenant’s business operations when accessing the leased premises.

B.                                     During the last 60 days of this lease, Landlord may place a “For Lease” or similarly worded sign in the leased promises. (See Exhibit B # 14)

13.                               MOVE-IN CONDITION: Tenant has inspected the leased premises and accepts it in its present (as-is) condition unless expressly noted otherwise in this lease. Landlord and any agent have made no express or implied warranties as to the condition or permitted use of the leased premises or Property. (See Exhibit B # 15)

14.                               MOVE-OUT CONDITION AND FORFEITURE OF TENANT’S PERSONAL PROPERTY:

A.                                 At the time this lease ends, Tenant will surrender the leased premises in the same condition as when received, except for normal wear and tear. Tenant will leave the leased premises in a clean condition free of all trash, debris, personal property, hazardous materials, and environmental contaminants.

B.                                     If Tenant leaves any personal property in the leased premises after Tenant surrenders possession of the leased premises, Landlord may: (1) require Tenant, at Tenant’s expense, to remove the personal property by providing written notice to Tenant; or (2) retain such personal property as forfeited property to Landlord.

C.                                     “Surrender” means vacating the leased premises and returning all keys and access devices to Landlord. “Normal wear and tear” means deterioration that occurs without negligence, carelessness, accident, or abuse.

D.                                    By providing written notice to Tenant before this lease ends, Landlord may require Tenant, upon moveout and at Tenant’s expense, to remove, without damage to the Property or leased premises, any or all fixtures that were placed on the Property or leased premises by or at the request of Tenant. Any fixtures that Landlord does not require Tenant to remove become the property of the Landlord and (See Exhibit B # 16) must be surrendered to Landlord at the time this lease ends.

15.          MAINTENANCE AND REPAIRS:

A.                                   Cleaning:  Tenant must keep the teased premises clean and sanitary and promptly dispose of all garbage in appropriate receptacles. ☐ Landlord ☒ Tenant will provide, at its expense, janitorial services to the leased premises that are customary and ordinary for the Property type.

B.                                     Repairs of Conditions Caused by a Party: Each party must promptly repair a condition in need of repair that is caused, either intentionally or negligently, by that party or that party’s guests, patrons, Invitees, contractors or permitted subtenants.

C.                                     Repair and Maintenance Responsibility: Except as provided by Paragraph 15B, the party designated below, at its expense, is responsible to maintain and repair the following specified items in the leased premises. The specified items must be maintained in clean and good operable condition. If a governmental regulation or order requires a modification to any of the specified items, the party designated to maintain the item must complete and pay the expense of the modification. The specified items include and relate only to real property in the leased premises. Tenant is responsible for the repair and maintenance of its personal property. (Check all that apply.)

		N/A	Landlord	Tenant
(1)	Foundation, exterior walls, roof and other structural components	☐	☒	☐
(2)	Glass and windows	☐	☐	☒
(3)	Fire protection equipment and fire sprinkler systems	☐	☐	☒
(4)	Exterior & overhead doors, including closure devices, molding, locks and hardware	☐	☐	☒
(5)	Grounds maintenance, including landscaping and ground sprinklers	☐	☐	☒
(6)	Interior doors, including closure devices, frames, molding, locks, and hardware	☐	☐	☒
(7)	Parking areas and walks	☐	☐	☒
(8)	Plumbing services, drainage systems, electrical systems, ballast and lamp replacement, and mechanical systems, except those specifically designated otherwise	☐	☐	☒
(9)	Heating Ventilation and Air Conditioning (HVAC) systems	☐	☐	☒
(10)	Signs and lighting:	☐	☐	☒
	(a) Pylon	☐	☐	☒
	(b) Facia	☐	☐	☒
	(c) Monument	☐	☐	☒
	(d) Door/Suite	☐	☐	☒
(11)	Extermination and pest control, excluding wood-destroying insects	☐	☐	☒
(12)	Storage yards and storage buildings	☐	☐	☒
(13)	Wood-destroying insect treatment and repairs	☐	☐	☒
(14)	Cranes and related systems	☒	☐	☐
(15)		☒	☐	☐
(16)		☒	☐	☐
(17)	All other items and systems.	☐	☐	☒

D.                                    Repair Persons:  Repairs must be completed by trained, qualified, and insured repair persons.

E.                                      HVAC Service Contract: If Tenant maintains the HVAC system under Paragraph 15C(9), Tenant ☒ is ☐ is not required to maintain, at its expense, a regularly scheduled maintenance and service contract for the HVAC system. The maintenance and service contract must be purchased from a HVAC maintenance company that regularly provides such contracts to similar properties. If Tenant fails to maintain a required HVAC maintenance and service contract in effect at all times during this lease, Landlord may do so and charge Tenant the expense of such a maintenance and service contract or exercise Landlord’s remedies under Paragraph 20.

F.                                      Common Areas:  Landlord will maintain any common areas in the Property in a manner as Landlord determines to be in the best interest of the Property. Landlord will maintain any elevator and signs in the common area. Landlord may change the size, dimension, and location of any common areas, provided that such change does not materially Impair Tenant’s use and access to the leased premises. Tenant has the non-exclusive license to use the common areas in compliance with Landlord’s rules and restrictions. Tenant may not solicit any business in the common areas or interfere with any other person’s right to use the common areas. This paragraph does not apply if Paragraph 2A(2) applies.

G.                                     Notice of Repairs:  Tenant must promptly notify Landlord of any item that is in need or repair and that is Landlord’s responsibility to repair. All requests for repairs to Landlord must be in writing.

H.                                    Failure to Repair: Landlord must make a repair for which Landlord is responsible within a reasonable period of time after Tenant provides Landlord written notice of the needed repair. If Tenant fails to repair or maintain an item for which Tenant is responsible within (See Exhibit B#17) after Landlord provides Tenant written notice of the needed repair or maintenance, Landlord may: (1) repair or maintain the item, without liability for any damage or loss to Tenant, and Tenant must immediately reimburse Landlord for the cost to repair or maintain; or (2) exercise Landlord’s remedies under Paragraph 20.

16.          ALTERATIONS:

A.                                   Tenant may not alter, improve, or add to the Property or the leased premises without Landlord’s written consent. Landlord will not unreasonably withhold consent for the Tenant to make reasonable nonstructural alterations, modifications, or improvements to the leased premises.

B.                                     Tenant may not alter any locks or any security devices on the Property or the leased premises without Landlord’s consent. If Landlord authorizes the changing, addition, or rekeying of any locks or other security devices, Tenant must immediately deliver the new keys and access devices to Landlord.

C.                                     If a governmental order requires alteration or modification to the leased premises, the party obligated to maintain and repair the item to be modified or altered as designated in Paragraph 15 will, at its expense, modify or alter the item in compliance with the order.

D.                                    Any alterations, improvements, fixtures or additions to the Property or leased premises installed by either party during the term of this lease will become Landlord’s property and must be surrendered to Landlord at the time this lease ends, except for those fixtures Landlord requires Tenant to remove under Paragraph 11 or 14 or if the parties agree otherwise in writing.

17.                               LIENS: Tenant may not do anything that will cause the title of the Property or leased premises to be encumbered in any way. If Tenant causes a lien to be filed against the Property or leased premises, Tenant will within 20 days after receipt of Landlord’s demand: (1) pay the lien and have the lien released of record; or (2) take action to discharge the lien. Tenant will provide Landlord a copy of any release Tenant obtains pursuant to this paragraph.

18.                               LIABILITY:  To the extent permitted by law Landlord is NOT responsible to Tenant or Tenant’s employees patrons, guests or invitees for any damages injuries or losses to person or property caused by

A.                                   an act omission or neglect of. Tenant: Tenants agent: Tenant’s quest Tenant’s employees; Tenant’s patrons; Tenant’s invitees or any other tenant on the Property:

B.                                     fire flood water leaks, ice, snow, hail, winds, explosion, smoke, riot, strike, interruption of utilities, theft, burglary, robbery, assault, vandalism, other persons environmental contaminants, or other occurrences or casualty losses. (See Exhibit B # 18)

19.                               INDEMNITY:  Each party will indemnify and hold the other party harmless from any property damage, personal injury, suits, actions, liabilities, damages, cost of repairs or service to the leased premises or Property, or any other loss caused, negligently or otherwise, by (See Exhibit B # 18(a)) party or (See Exhibit B # 18(a)) party’s employees, patrons, guests, or invitees.

20.          DEFAULT:

A.                                   If Landlord fails to comply with this lease within 30 days after Tenant notifies Landlord of landlord’s failure to comply, landlord will be in default and Tenant may seek any remedy provided by law. If, however, Landlord’s non-compliance reasonably requires more than 30 days to cure. Landlord will not be in default if the cure Is commenced within the 30-day period and is diligently pursued.

B.                                     If Landlord does not actually receive at the place designated for payment any rent due under this lease within (See Exhibit B # 19) days after it is due. Tenant will be in default (See Exhibit B # 21) if Tenant falls to comply with this lease for any other reason within (See Exhibit B # 20) days after Landlord notifies Tenant of its failure to comply, Tenant will be in default.

C.                                     If Tenant is in default, Landlord may: (i) terminate Tenant’s right to occupy the leased premises by providing Tenant with at least 3 days written notice; and (ii) accelerate all rents which are payable during the remainder of this lease or any renewal period without notice or demand. Landlord will attempt to mitigate any damage or loss caused by Tenant’s breach by using commercially reasonable means. If Tenant is in default, Tenant will be liable for:

(1)                                  any lost rent;

(2)                                  Landlord’s cost of (See Exhibit B # 22) reletting the leased premises, including (See Exhibit B#22) brokerage fees, advertising fees, and other fees necessary to relet the leased premises;

(3)                                  repairs to the leased premises for (See Exhibit B # 23) beyond normal wear and tear;

(4)                                  all Landlord’s costs associated with eviction of Tenant, such as attorney’s fees, court costs, and prejudgment interest;

(5)                                  all Landlord’s (See Exhibit B # 24) costs associated with collection of rent such as collection fees, late charges, and returned check charges;

(6)                                  (See Exhibit B # 25) cost of removing any of Tenant’s equipment of (See Exhibit B # 25) fixtures left on the leased premises or Property;

(7)                                  (See Exhibit B # 26) cost to remove any trash, debris, personal property, hazardous materials, or environmental contaminants left by Tenant or Tenant’s employees, patrons, guests, or invitees in the leased premises or Property;

(9)                                  (See Exhibit B # 27) cost to replace any unreturned keys or access devices to the leased premises, parking areas, or Property;

(10)                            any other recovery to which Landlord may be entitled under this lease or under law.

21.                               ABANDONMENT, INTERRUPTION OF UTILTIES, REMOVAL OF PROPERTY, AND LOCKOUT:  Chapter 93 of the Texas Property Code governs the rights and obligations of the parties with regard to: (a) abandonment of the leased premises; (b) interruption of utilities; (c) removal of Tenant’s property; and (d) “lock-out” of Tenant.

22.                               HOLDOVER:  If Tenant fails to vacate the leased premises at the time this lease ends, Tenant will become a tenant-at-will and must vacate the leased premises immediately upon receipt of demand from Landlord. No holding over by Tenant, with or without the consent of Landlord, will extend this lease. Tenant will indemnify Landlord and any prospective tenants for any and all damages caused by the holdover. Rent for any holdover period will be (*1.5) times the base monthly rent plus any additional rent calculated on a daily basis and will be immediately due and payable daily without notice or demand.

23.                               LANDLORD’S LIEN AND SECURITY INTEREST:  To secure Tenant’s performance under this lease, Tenant grants to Landlord a lien and security interest against all of Tenants nonexempt personal property that is in the leased premises or Property. This lease is a security agreement for the purposes of the Uniform Commercial Code. Landlord may file a copy of this lease as a financing statement.

24.                               ASSIGNMENT AND SUBLETTING:  Landlord may assign this lease to any subsequent owner of the Property. Tenant may not assign this lease or sublet any part of the leased premises without Landlord’s written consent. (See Exhibit B # 28)  An assignment of this lease or subletting of the leased premises without landlord’s written consent is voidable by Landlord.  (See Exhibit B # 29)

25.          RELOCATION:

☐                                  A.            By providing Tenant with not less than 90 days advanced written notice, Landlord may require Tenant to relocate to another location In the Property, provided that the other location is equal in size or larger than the leased premises then occupied by Tenant and contains similar leasehold improvements. Landlord will pay Tenant’s reasonable out-of-pocket moving expenses for moving to the other location. “Moving expenses” means reasonable expenses payable to professional movers, utility companies for connection and disconnection fees, wiring companies for connecting and disconnecting Tenant’s office equipment required by the relocation, and printing companies for reprinting Tenant’s stationary and business cards. A relocation of Tenant will not change or affect any other provision of this lease that is then in effect, including rent and reimbursement amounts, except that the description of the suite or unit number will automatically be amended.

☒                                B.            Landlord may not require Tenant to relocate to another location in the Property without Tenant’s prior consent.

26.          SUBORDINATION:

A.                                   This lease and Tenant’s leasehold interest are and will be subject, subordinate, and inferior to:

(1)                                  any lien, encumbrance, or ground lease now or hereafter placed on the leased premises or the Property that Landlord authorizes; (* See Exhibit B # 30)

(2)                                  all advances made under any such lien, encumbrance, or ground lease;

(3)                                  the interest payable on any such lien or encumbrance;

(4)                                  any and all renewals and extensions of any such lien, encumbrance, or ground lease;

(5)           any restrictive covenant affecting the leased premises or the Property; and

(6)                                  the rights of any owners’ association affecting the leased premises or Property.

B.                                     Tenant must, on demand, execute a subordination, attornment, and non-disturbance agreement that Landlord may request that Tenant execute, provided that such agreement is made on the condition that this lease and Tenant’s rights under this lease are recognized by the lien-holder.

27.                               ESTOPPEL CERTIFICATES:  Within 10 days after receipt of a written request from Landlord, Tenant will execute and deliver to Landlord an estoppel certificate that identifies:

A.            any breach of the lease;

B.            the then current rent payment and rent schedule;

C.            the date the next rent payment is due;

D.            any advance rent payments;

E.             the amount of the security deposit;

F.             any claims for any offsets;

G.            the then current term of the lease;

H.            any renewal options;

I.              Tenant’s possession and acceptance of the leased promises and improvements;

J.             any ownership interest by Tenant; and

K.            any other information reasonably requested in the certificate.

28.          CASUALTY LOSS:

A.                                   Tenant must (See Exhibit B # 31) notify Landlord of any casualty loss in the leased premises. Within 20 days after receipt of Tenant’s notice of a casualty loss, Landlord will notify Tenant if the leased premises are less than or more than 50% unusable, on a per square foot basis, and if Landlord can substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty loss.

B.                                     If the leased premises are less than 50% unusable and Landlord can substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty, Landlord will restore the leased premises to substantially the same condition as before the casualty. If Landlord fails to substantially restore within the time required, Tenant may terminate this lease.

C.                                     It the leased premises are more than 50% unusable and Landlord can substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty, Landlord may. (1) terminate this lease; or (2) restore the leased premises to substantially the same condition as before the casualty. If landlord chooses to restore and does not substantially restore the leased premises within the time required, Tenant may terminate this lease.

D.                                    If Landlord notifies Tenant that Landlord cannot substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty loss, Landlord may: (1) choose not to restore and terminate this lease; or (2) choose to restore, notify Tenant of the estimated tins to restore, and give Tenant the option to terminate this lease by notifying Landlord within 10 days.

E.                                      If this lease does not terminate because of a casualty loss, rent will be reduced from the date Tenant notifies Landlord of the casualty loss to the date the leased premises are substantially restored by an amount proportionate to the extent the leased premises are unusable.

29.                               CONDEMNATION:  If after a condemnation or purchase in lieu of condemnation the leased premises are totally unusable for the purposes stated in this lease, this lease will terminate. If after a condemnation or purchase in lieu of condemnation the leased premises or Property are partially unusable for the purposes of this lease, this lease will continue and rent will be reduced in an amount proportionate to the extent the leased premises are unusable. Any condemnation award or proceeds in lieu of condemnation are the property of Landlord and Tenant has no claim to such proceeds or award. Tenant may seek compensation from the condemning authority for its moving expenses and damages to Tenant’s personal property.

30.                               ATTORNEY’S FEES:  Any person who is a prevailing party in any legal proceeding brought under or related to the transaction described in this lease is entitled to recover prejudgment interest, reasonable attorney’s fees, and all other costs of litigation from the nonprevailing party.

31.                               REPRESENTATIONS: Tenant’s statements in this lease and any application for rental are material representations relied upon by Landlord. Each party signing this lease represents that he or she is of legal age to enter into a binding contract and is authorized to sign the Lease. If Tenant makes any misrepresentation in this lease or in any application for rental, Tenant is in default. Landlord is not aware of any material defect on the Property that would affect the health and safety of an ordinary person or any environmental hazard on or affecting the Property that would affect the health or safety of an ordinary person, except:

32.          BROKERS:

A.                                   The brokers to this lease are:

The Weitzman Group	0402795	Jerry Coslett	0379436
Cooperating Broker	License No.	Principal Broker	License No.

3102 Maple Ave. Ste 350 Dallas, TX 75201		525 South Loop 288, Suite B, Denton, TX 76205.
Address		Address

214-954-0600	214-953-0866	940.383.8187	214-953-0866
Phone	Fax	Phone	Fax

martinez@weitzmangroup.com		jcoslett@msn.com
E-mail		E-mail

Cooperating Broker represents Tenant		Principal Broker: (Check only one box)
☒ represents Landlord only.
☐ represents Tenant only.
☐ is an intermediary between Landlord and Tenant

B.            Fees:

☒          (1)           Principal Broker’s fee will be paid according to: (Check only one box).

☐           (a)           a separate written commission agreement between Principal Broker and:

☒ Landlord ☐ Tenant.

☐                                  (b)           the attached Addendum for Broker’s Fee.

☒          (2)           Cooperating Broker’s fee will be paid according to: (Check only one box).

☒                                (a)           a separate written commission agreement between Cooperating Broker and:

☐  Principal Broker   ☒  Landlord  ☐  Tenant

☐           (b)           the attached Addendum for Broker’s Fee.

33.                               ADDENDA: Incorporated into this lease are the addenda, exhibits and other information marked in the Addenda and Exhibit section of the Table of Contents. If Landlord’s Rules and Regulations are made part of this lease, Tenant agrees to comply with the Rules and Regulations as Landlord may, at its discretion, amend from time to time.

34.                               NOTICES:  All notices under this lease must be in writing and are effective when hand-delivered, sent by mail, or sent by facsimile transmission to:

Tenant at the leased premises,

and a copy to:       Accuride Corporation dba The Imperial Group

Address:                                               160 Kirby Road, Portland, TN 37148 ATTN: Chief Financial Officer

Phone:    615.325.9224                                                          Fax:         615.325.4819

Landlord at:

Address: RN Realty, 515 South Loop 288, Suite B, Denton, TX 76205

Phone: 940.383.8187                                                             Fax:

And a copy to:

Address:

Phone:                                                                                    Fax:

35.          SPECIAL PROVISIONS:

1.                                      Operating Expenses: Tenant shall receive a 2007 Base Year stop for Taxes, CAM, and insurance, with a 5% cap on controllable operating expenses.

2.                                      An additional $175.00/month management fee shall apply. Non-payment of such shall be considered non-payment of additional rent.

3.                                      Tenant shall contract their own landscape company to maintain exterior grounds to Landlord’s reasonable standards,

4.                                      Landlord’s commitment to Tenant Improvements are outlined In addenda attached.

36.          AGREEMENT OF PARTIES:

A.                                   Entire Agreement:  This lease contains the entire agreement between Landlord and Tenant and may not be changed except by written agreement.

B.                                     Binding Effect:  This lease is binding upon and Inures to the benefit of the parties and their respective heirs, executors, administrators, successors, and permitted assigns.

C.                                     Joint and Several:  All Tenants are jointly and severally liable for all provisions of this lease. Any act or notice to, or refund to, or signature of, any one or more of the Tenants regarding any term of this lease, its renewal, or its termination Is binding on all Tenants.

D.                                    Controlling Law:  The laws of the State of Texas govern the interpretation, performance, and enforcement of this lease.

E.                                      Severable Clauses: If any clause in this lease is found invalid or unenforceable by a court of law, the remainder of this lease will not be affected and all other provisions of this lease will remain valid and enforceable.

F.                                      Waiver: Landlord’s delay, waiver, or non-enforcement of acceleration, contractual or statutory lien, rental due date, or any other right will not be deemed a waiver of any other or subsequent breach by Tenant or any other term in this lease.

G.                                     Quiet Enjoyment: Provided that Tenant is not in default of this lease, Landlord covenants that Tenant will enjoy possession and use of the leased premises free from material interference.

H.                                    Force Majeure: If Landlord’s performance of a term in this lease is delayed by strike, lock-out, shortage of material, governmental restriction, riot, flood, or any cause outside Landlord’s control, the time for Landlord’s performance will be abated until after the delay.

I.                                         Time: Time is of the essence. The parties require strict compliance with the times for performance.

Brokers are not qualified to render legal advice, property Inspections, surveys, engineering studies, environmental assessments, tax advice, or compliance Inspections. The parties should seek experts to render such services. READ THIS LEASE CAREFULLY. If you do not understand the effect of this Lease, consult your attorney BEFORE signing.

Accuride Corporation dba The Imperial Group	RN Realty
Tenant	Landlord

By /s/ David K. Armstrong 6/28/06	By /s/ Jerry Coslett

Printed Name David Armstrong	Printed Name Jerry Coslett

Title: Senior Vice President/Finance & Special Counsel	Title: Manager

Tenant	Landlord

By	By:
Date	Date

Printed Name	Printed Name

Title:	Title

THE WEITZMAN GROUP

TEXAS ASSOCIATION OF REALTORS

COMMERCIAL LEASE ADDENDUM FOR EXTENSION OPTION

USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS®
 IS NOT AUTHORIZED.

©Texas Association of Realtors, Inc. 2002

ADDENDUM TO THE COMMERCIAL LEASE: BETWEEN THE UNDERSIGNED PARTIES CONCERNING THE LEASED PREMISES AT 4545 Airport Road, Denton, Texas

A.                                   At Tenant’s option, Tenant may extend the term of above-referenced lease for two (2) additional term(s) of sixty (60) months each. The first additional term commences upon the expiration of the term stated in the lease and any subsequent additional term commences upon the expiration of the then applicable extended term.

B.                                     Tenant may exercise Tenant’s option(s) to extend under Paragraph A only by providing written notice to Landlord at least 120 days before:

(1)           the end of the above-referenced lease for the first additional term; and

(2)           the and of any then applicable extended term for any subsequent extension.

C.            Tenant may not exercise Tenant’s option(s) to extend under Paragraph A if:

(1)           the lease is terminated before Tenant exercises its option to extend;

(2)                                  Tenant assigns or subleases any part of Tenant’s interest in the lease before Tenant exercises the option to extend;

(3)           Tenant fails to timely exercise its option(s) to extend; or

(4)           Tenant is in breach of the lease at the time Tenant exercises its option to extend.

(See Exhibit B # 32)

D.                                    During the additional term(s), all provisions of the lease will continue as in effect immediately before the extension(s) commences except the base monthly rent during the additional term(s) will be:

☐            (1)                                  $                                              from                                         to                                                          ;

$                                              from                                         to                                                          ;

$                                              from                                         to                                                          ;

$                                              from                                         to                                                          ;

☐                                  (2)                                  adjusted to reflect increases in the Consumer Price index for “All Urban Consumers, U.S. City Average, All Items”, issued by the Bureau of Labor Statistics of the U.S. Department of Labor. The adjustment will be determined by multiplying the base monthly rent for the fast month of the lease by the following fraction: (1) the numerator will be the published index number for January in the year the additional term commences; and (ii) the denominator will be the published index number for January in the year in which the original lease term commences.

☒                                (3)           the prevailing rental rate on the 45th day before the additional term commences for premises of comparable size,                 quality, condition, improvements, utility, location, and length of term (See Exhibit B # 33) for tenant’s of similar                 credit standing as Tenant

E.                                      If Paragraph D(3) applies and the parties do not agree on the amount of the prevailing rental rate for the additional term before the 30th day before the additional term commences, each party will employ a state certified appraiser and deliver the appraiser’s written opinion of the prevailing rental rate to the other party not later than the 15th day before the additional term commences. If the appraisers’ opinions do not vary by more than 10%, the prevailing rental rate will be the average of the two opinions. If the appraisers’ opinions vary by more than 10%, the appraisers will jointly select a third appraiser whose fees will be shared equally by the parties. If a third appraiser is engaged, the prevailing rental rate will be the average of the two opinions that are closest in amount. If either party fails to employ or timely deliver an appraisers opinion as required by this paragraph, the opinion rendered by the appraiser employed by the other party will determine the prevailing rental rate.

F.             Special Provisions:

Accuride Corporation dba The Imperial Group	RN Realty
Tenant	Landlord

By /s/ David K. Armstrong 6/28/06	By /s/ Jerry Coslett
David Armstrong, Sr. VP & General Counsel Date	Jerry Coslett, Manager Date
Tenant	Landlord

By	By:
Date	Date

THE WEITZMAN GROUP

TEXAS ASSOCIATION OF REALTORS

COMMERCIAL LEASE ADDENDUM FOR REIMBURSEMENT OPTION

USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS®
 IS NOT AUTHORIZED.

©Texas Association of Realtors, Inc. 2002

ADDENDUM TO THE COMMERCIAL LEASE: BETWEEN THE UNDERSIGNED PARTIES CONCERNING THE LEASED PREMISES AT 4545 Airport Road, Denton, Texas

In addition to rent stated in the lease, Tenant will pay Landlord the additional rent described In this addendum. Tenant will pay the additional rent each month at the time the base-monthly rent In the lease is due.

A.            Method:  The additional rent will be calculated under the following method:

☒                                (1)           Base-year expenses:  Each month Tenant will pay Tenant’s pro rata share of the projected monthly expenses for the Property that exceed the amount of the monthly base-year expenses for.

☐                                  (a)           operating expenses.

☒                                (b)           the following expenses: ☒ taxes, ☒ insurance, ☒ CAM, ☐ roof and structural.

☐                                  (2)           Expense-stop: Each month Tenant will pay Tenant’s pro rata share of the projected monthly expenses for the Property that exceed $                  per square foot per year for:

☐                                  (a)           operating expenses.

☐                                  (b)           the following expenses: ☐ taxes, ☐ insurance, ☐ CAM, ☐ roof and structural.

☐                                  (3)           Net: Each month Tenant will pay Tenant’s pro rata share of the projected monthly expenses for the Property for

☐                                  (a)           operating expenses (note that taxes, insurance, and CAM are included in operating expenses);

☐           (b)           taxes;

☐           (c)           insurance;

☐           (d)           CAM;

☐           (e)           roof and structural;

☐           (f)

☐                                (4)           Fixed Reimbursements: Each month Tenant will pay the stated. amounts for the Property for.

☐           (a)           operating expenses:                             $                                              per month;

(note that taxes, insurance, and CAM are included in operating expenses);

☐           (b)           taxes:                                                      $                                              per month;

☐           (c)           insurance:                                              $                                              per month;

☐           (d)           CAM:                                                     $                                              per month;

☐           (d)           roof and structural:                              $                                              per month;

☐            (e)                                                                           $                                              per month;

B.            Definitions:

(1)                                  “Tenant’s pro rata share” is 100%

(2)                                  “Base year expenses” means the expenses checked under A(1) incurred by Landlord for the calendar year 2007. “Monthly base-year expenses” means base-year expenses divided by 12.

(3)                                  Roof and structural expenses” means the cost to maintain, repair, and replace the Property’s structural and common area components including the Property’s foundation, load-bearing walls, roof and roof components (for example, roof covering, deck, flashing, and skylights), and parking lot.

(4)                                  “Operating expenses” means all of Landlord’s expenses reasonably incurred to maintain, repair, operate, secure, insure and own the Property. Operating expenses do not include capital expenditures, interest, depreciation, tenant improvements, and brokers’ fees. The following expenses are included in operating expenses, but operating expenses are not limited to the following:

(i)                                     “CAM” means common area maintenance expenses which are the cost to own, operate, repair, and maintain the common areas that are part of the Property and are available for the common use of all tenants (for example, security, lighting, painting, cleaning, decorations, utilities, trash removal, pest control, promotional expenses, and other expenses reasonably related to the common areas);

(ii)                                  “insurance” means Landlord’s costs to insure the leased premises and Property including but not limited to insurance for casualty loss, general liability, and reasonable rent loss; and

(iii)                               “taxes” means the real property ad valorem taxes assessed against the leased premises and Property inclusive of all general and special assessments and surcharges.

C.                                     Projected Monthly Expenses: This paragraph does not apply if Paragraph A(4) applies. On or about December 31 of each calendar year Landlord will project the applicable monthly expenses (those that Tenant is to pay under this addendum) for the following calendar year and will notify Tenant of the projected expenses. The projected expenses are based on Landlord’s estimates of such expenses. The actual expenses may vary.

Notice: If Paragraph A(1), A(2), or A(3) applies: (i) the applicable projected monthly expenses for the calendar year in which the above-referenced lease commences is $0.75 per square foot; and (ii) the total rentable area of the Property presently used by Landlord for calculating expense reimbursements is 60,000 square feet.

D.                                    Reconciliation: This paragraph does not apply if Paragraph A(4) applies. Within a reasonable time after the end of each calendar year, Landlord will notify Tenant of the actual costs of the applicable expenses (those that Tenant is to pay under this addendum) for the previous year. If the actual costs of the applicable expenses exceed the amounts paid or owed by Tenant for the previous year, Tenant must pay the deficient amount to Landlord within 45 days after Landlord notifies Tenant of the deficient amount. If the actual costs of the applicable expenses are less than the amounts paid by Tenant for the previous year, Landlord will refund the excess to Tenant or will credit the excess to Tenant’s next rent payment. Tenant may audit or examine those items in Landlord’s records that relate to Tenant’s obligations under this addendum. Landlord will promptly refund to Tenant any overpayment revealed by an audit or examination. If the audit or examination reveals an error of more than 5% over the amounts Landlord collected in a calendar year from Tenant under this addendum, Landlord will pay the reasonable cost of the audit or examination. Landlord may not seek a deficiency from Tenant under this paragraph if Landlord fails to timely provide the required notice.

E.                                      Special Provisions:  There will be a five percent (5%) cap on controllable operating expenses on an annual non-compounding basis.

RN Realty	Accuride Corporation dba The Imperial Group
Landlord	Tenant

By /s/ Jerry Coslett	By /s/ David K. Armstrong 6/28/06
Jerry Coslett, Manager Date	David Armstrong, Sr. VP & General Counsel Date
Landlord	Tenant

By	By:
Date	Date

THE WEITZMAN GROUP

TEXAS ASSOCIATION OF REALTORS

COMMERCIAL LEASEHOLD CONSTRUCTION ADDENDUM

(Landlord to Complete Construction)

USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS®
 IS NOT AUTHORIZED.

©Texas Association of Realtors, Inc. 2002

ADDENDUM TO THE COMMERCIAL LEASE: BETWEEN THE UNDERSIGNED PARTIES CONCERNING THE LEASED PREMISES AT Accuride Corporation dba The Imperial Group, Tenant, 4545 Airport Rd, Denton, TX

A.                                   On or before                          August 1, 2006                       Landlord will substantially complete the improvements to the leased premises as described below.

☒          (1)           Landlord will complete the following improvements:

1.                                       Fresh paint, carpet, vinyl throughout offices, break room, and bathrooms, the exception being any serviceable non-logo vinyl flooring and/or vinyl walls may remain. Tenant to select color.

2.                                       Insure all dock doors, levelers, plumbing, HVAC, and electrical, including lights and ballasts, are delivered in good working order.

3.                                       Landlord shall hold harmless Tenant’s incidental damages to exposed wall insulation.

4.                                       Docks with power pumps shall be delivered in working condition.

5.                                       Roof shall be inspected to (See Exhibit B # 34) no leaks.

6.                                       Landlord hereby approves Tenant’s request, at Tenant’s sole expense, to be allowed to adjust, add to or subtract from ceiling and mechanical systems of warehouse space. Such work shall be submitted in writing to Landlord and shall be completed by approved commercial contractor abiding by standard building codes. Should such adjustments or changes substantially change the current configuration, Tenant agrees to return space substantially to its original condition prior

☐                                  (2)           On or before                                                                          , Tenant will specify in a separate written notice to Landlord the improvements that Tenant desires Landlord to complete. If Landlord objects to any desired improvement, Tenant will promptly amend Tenant’s notice to comply with Landlord’s objections. Landlord will not unreasonably object to Tenant’s desired improvements.

B.                                     On or before                                                          , Landlord will notify Tenant of the total cost to complete the improvements described In Paragraph A, including but not limited to costs of construction, permits, and plans. The total cost to complete the Improvements may not

exceed                                                                                                            (maximum cost). Landlord will pay                                                                                    of the cost to complete the improvements and Tenant will pay the remainder. If the total cost to complete the improvements exceeds the maximum cost, the lease will terminate and have no further effect unless a party notifies the other party within          days after Landlord notifies Tenant of the cost to complete the improvements that it will pay the excess.

C.                                     Unless otherwise agreed by the parties in writing, any amount required to be paid by Tenant under this addendum must be paid by Tenant to Landlord before construction of the improvements commences.

D.                                    All construction required by this addendum will be performed by trained and qualified persons in a good workman-like manner and will comply with applicable building codes, local ordinances, governmental regulations, and statutes (e.g. ADP, Architectural Barriers). ☐ Landlord ☐ Tenant will, at its expense, obtain any required certificate of occupancy.

E.                                      Tenant may, at reasonable times during construction, inspect the construction of the improvements, Tenant may object to any deficiencies in the completion of the improvements by providing specific written notice to Landlord and Landlord will promptly cure the deficiencies. Upon completion of the improvements, Tenant will acknowledge in writing (e.g., TAR No. 2113) that the improvements have been completed and that Tenant accepts the leased premises for the purposes of the lease.

F.                                      Paragraph 3B of the lease governs any delay in the commencement of the lease or occupancy by Tenant caused by the construction of the improvements.

G.            Special Provisions:

Landlord shall deliver parking lot, courts, and surfaces in good working condition. Tenant shall be allowed to use outside of property for storage and staging within code limits.

Accuride Corporation dba The Imperial Gr	RN Realty
Tenant	Landlord

By /s/ David K. Armstrong 6/28/06	By /s/ Jerry Coslett
Date	Date
Tenant	Landlord

By	By:
Date	Date

EXHIBIT A

LEGAL DESCRIPTION & SITE PLAN

TRIM SYSTEMS ADDN, BLOCK 1, LOT 1, ACRES 3,887, OLD DCAD TR 8

TRIM SYSTEMS ADDN, BLOCK 1, LOT 1, (IMP ONLY)

GRAPHIC OMITTED

Exhibit B

Lease Comments and Changes for Accuride Corporation dba The Imperial Group Lease

1.                                      Paragraph 3, Section B:

Change “90th” day to “30th” day

1(a).                        Paragraph 3, Section C:

Add “Landlord represents that it is not aware of any issues that would preclude Tenant getting a Certificate of Occupancy.” to the end of the sentence.

2.                                      Paragraph 4, Section G:

Change “mailbox is not the agent for receipt” to “postmark shall equal receipt”.

3.                                      Paragraph 5, Section B:

Add the following to the end of the sentence. “unless Tenant in good faith disputes the amount claimed to be owed, in which case the Security Deposit shall be restored upon resolution of the dispute.”

4.                                      Paragraph 5, Section C:

Add “which shall not include restoration of initial improvements approved by Landlord” after the phrase “authorized by this lease”.

Paragraph 10, Section A:

5.                                      (1)           Add “unreasonably” before the word “offensive”.

6.                                      (2)           Add “unreasonably” before the word “interferes”.

7.                                      (3) Add “(Landlord hereby represents and warrants it has provided Tenant with a copy of all such restrictive covenants, owner’s association rules and Landlord rules prior to execution of this Lease)” at the end of sentence.

8.                                      (4) Add “unreasonably” before the word “increase” and add “Landlord” before the word “insurance”.

9.                                      Paragraph 10, Section C

Add “Notwithstanding the foregoing, Landlord represents and warrants that to the best of its knowledge it is not aware of any environmental issue relating to the Property and that it has provided a copy of any environmental reports relating to the Property of which it is aware.” to the end of the sentence.

10.                               Paragraph 11, Section A:

Add “which shall not be unreasonably withheld” after the word “consent”.

11.                               Paragraph 11, Section B:

Add “at its own cost and expense” after the word “remove”

12.                               Paragraph 11, Section C:

Add “excessive” after the word “without”.

13.                               Paragraph 12, Section A.

Add “and upon reasonable notice to Tenant” after the word “hours”.

14.                               Paragraph 12, Section B:

Add “the location of such sign to be approved by Tenant, such approval not to be unreasonably withheld” at the end of the sentence.

15.                               Paragraph 13:

Add “except as provided in Section 10(c)”. at the end of the sentence,

16.                               Paragraph 14, Section D:

Add “unless such fixtures were authorized by Landlord in advance of installation.” after the sentence “fixtures that were placed on the Property or leased premises by or at the request of Tenant”.

17.                               Paragraph 14, Section 11:

Change “10 days” to “a reasonable period of time”.

18.                               Paragraph 18, Section B:

Add “except for such incidents attributable to the negligence or willful act of Landlord, as provided in Section 19.” to the end of the sentence.

18(a).                 Replace the word “that” with “the indemnifying”.

19.                               Paragraph 20, Section B:

Change “5” to “10”.

20.                               Change “10” to “30”.

21.                               Add “,provided, however, Landlord shall send Tenant up to l notice of late payment per year before a late payment may constitute default”. after the phrase, “Tenant will be in default”.

Paragraph 20, Section C:

22.                               (2) Add “reasonable” before the word “cost”. Add “reasonable” before the word “brokerage fees”.

23.                               (3) Change the word “use” to “damage”.

24.                               (5) Add “reasonable” before the word “costs”.

25.                               (6) Add “reasonable” before the word “cost”. Add “unauthorized” before the word “fixtures”.

26.                               (7) Add “reasonable” before the word “cost”.

27.                               (9) Add “reasonable” before the word “cost”.

28.                               Paragraph 24:

Add “which consent shall not be unreasonably withheld” after the words “written consent”.

29.                               Add “If Tenant assigns this lease or sublets any part of the leased premises, Tenant will remain liable for all of Tenant’s obligations under this lease unless released in writing by Landlord. For purposes of this Lease, a merger, consolidation or sale of all or substantially all of assets of Tenant shall not constitute an assignment” at the end of paragraph.

30.                               Paragraph 26, Section A:’

(1)                                  Add “provided such lien, encumbrance or ground lease does not materially interfere with Tenant’s use and enjoyment of the property” to the end of sentence.

31.                               Paragraph 28, Section A:

Change “Immediately” to “promptly”,

32.                               Page 1 of 2 (Addendum for Extension Option):

Paragraph C:

(4) Add “material” in front of the word “breach”.

33.                               Paragraph D, Section (3):

Add “,concessions and brokerage fees” after “length of term”.

Page 1 of 2 (Leasehold Construction Addendum).

34.                               Paragraph A, Section (1).

5. Change “have” to “ensure”.